Intangibles and other assets	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangibles and other assets [Text Block]

11. Intangibles and other assets

Intangibles and other assets of $49,841 (December 31, 2021 - $20,138) includes $45,074 of other assets (December 31, 2021 - $14,240) and $4,767 of intangibles (December 31, 2021 - $5,898).

Other assets represent the carrying value of certain future community costs that relate to agreements with communities near the Peru operations which allow Hudbay to extract or explore minerals over the useful life of Peru operations. The liability remaining for these costs is recorded in agreements with communities recorded at amortized cost (note 15). Amortization of the carrying amount is recorded in the consolidated income statements within other expenses (note 6f) or exploration expenses, depending on the nature of the agreement.

The increase in agreements with communities recorded at amortized cost during the year ended December 31, 2022 primarily relates to the execution of the exploration agreement with the community of Uchucarcco which provides surface rights to the Maria Reyna and Caballito satellite properties located near the Constancia operation, partially offset by amortization of the carrying amount.

Intangibles mainly represent computer software costs. The following table summarizes changes in intangibles:

	Dec. 31, 2022	Dec. 31, 2021
Cost
Balance, beginning of year	$24,768	$23,350
Additions	169	968
Disposals	(1,553)	386
Effects of movement in exchange rates	389	64
Balance, end of year	23,773	24,768

Accumulated amortization
Balance, beginning of year	18,870	17,941
Additions	1,057	872
Disposals	(1,274)	-
Effects of movement in exchange rates	353	57
Balance, end of year	19,006	18,870

Intangibles, net book value	$4,767	$5,898